EXHIBIT 10.37
                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT dated this 26th day of February, 1999, is entered into by and among ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("BUYER"), FIRST UNION NATIONAL BANK ("ESCROW AGENT") and those certain shareholders, vested optionholders and warrantholders of triSpan Inc., a Pennsylvania corporation (the "COMPANY") listed on the signature page hereof (collectively, the "SELLERS").

                                    RECITALS

                  A. Buyer, ACG-triSpan Sub, Inc., a Delaware corporation and wholly owned subsidiary of Buyer ("NEWCO"), triSpan Inc. ("TRISPAN") and the Sellers have entered into a Merger Agreement dated as of February 26, 1999 (the "MERGER AGREEMENT") pursuant to which triSpan will merge with and into Newco, with Newco being the surviving corporation, and the shares of capital stock of triSpan being converted into the right to receive the Purchase Price as specified in SECTION 2.8(A) of the Merger Agreement;

                  B. Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement; and

                  C. This Escrow Agreement is entered into pursuant to ARTICLES II and VIII of the Merger Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, the parties do hereby agree as follows:

                  1.    DEPOSIT OF BUYER STOCK.

                        (a) Promptly after the closing contemplated by SECTION
2.10 of the Merger Agreement, Buyer will deposit with the Escrow Agent shares of Buyer Common Stock, par value $0.01 per share (the "BUYER STOCK"), with the aggregate of such shares valued at the sum of $948,575 (as determined in accordance with SECTION 2.8 of the Merger Agreement) and consisting of 34,291 shares of Buyer Stock with a Purchase Price Per Share of $27.6625 (the "ESCROW").

                        (b) All shares of the Buyer's Common Stock required to be held in the Escrow pursuant to SECTION 2.12 of the Merger Agreement that may be issued to one or more of the Sellers in accordance with the terms of their respective option arrangements shall be deposited by Buyer with the Escrow Agent promptly after Buyer receives notice from a Seller that he, she or it is exercising their rights under their New Buyer Option, and all such shares shall be treated as Buyer Stock and subject to the restrictions and limitations set forth herein.

                        (c) The Escrow is to be retained by the Escrow Agent pursuant to this Agreement, and the Escrow and income thereon may be disbursed by the Escrow Agent only in accordance with this Agreement.

                  2.    THE ESCROW.

                  The Buyer Stock held in the Escrow shall be valued for all purposes under this Agreement at $27.6625 per share, which is their Fair Market Price at Closing (as defined in the Merger Agreement). The shares of Buyer Stock held in the Escrow shall initially be registered in the name of the Escrow Agent, as attorneys for the benefit
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of Buyer; PROVIDED, HOWEVER, that the Sellers must enter into the Equity
Subscription Agreement in respect of such shares of Buyer Stock held in the Escrow.
                  3.    DUTIES OF THE ESCROW AGENT.

                        (a) The Escrow Agent shall receive, hold and invest (as applicable) the Escrow pursuant to the terms of this Agreement. Except as hereinafter provided, on the first anniversary of the Closing Date, the balance of the Escrow not previously claimed by or paid or subject to a pending claim by Buyer pursuant to an Escrow Claim shall be disbursed to the Sellers (based on their relative contributions to the Escrow) after being registered in the name of the appropriate Sellers. The Sellers and Buyer agree that each will execute and deliver such instruments and documents as are furnished by the other party to enable such furnishing party to receive those portions of the Escrow to which the furnishing party is entitled under the provisions of the Merger Agreement and this Agreement, including without limitation the removal of the Escrow Legend.

                        (b) Upon written notice from Buyer to Escrow Agent and the Sellers of any claim under the Merger Agreement against Sellers and the Escrow, setting forth a description of the facts upon which the claim is based and the amount of the claim (a "CLAIM", with the notice thereof referred to as the "CLAIM NOTICE"), the Escrow Agent immediately shall reserve the number of shares of Buyer Stock equal in value to the claim specified in the Claim Notice (the "RESERVED SHARES").

                        (c) Buyer shall notify the Escrow Agent and the Sellers of a Claim by mailing a copy of the Claim Notice to both Sellers and the Escrow Agent by certified mail, return receipt requested or by personal service as provided in Paragraph 7(e) hereof. In the event that the Sellers do not notify the Escrow Agent and Buyer and Newco in writing of their objection to the Claim within thirty (30) days of the receipt by the Escrow Agent of the Claim Notice, the Escrow Agent shall deliver the Reserved Shares to Buyer.

                        (d) In the event a Claim Notice is received by the Escrow Agent and the Escrow Agent receives a written objection to the Claim from the Sellers within thirty (30) days of the receipt by the Escrow Agent of the Claim Notice to the Sellers, the Escrow Agent shall continue to hold the Reserved Shares until it either (i) receives a joint written direction from the Buyer on the one hand and the Sellers on the other with respect to the disposition of such reserved portion of the Escrow, (ii) until Buyer and the Sellers have resolved the claim, or (iii) receives a determination from an arbitrator pursuant to the dispute resolution procedures outlined in SECTION 8.8 of the Merger Agreement; or (iv) an order from a court of competent jurisdiction.

                        (e) Any dividends, interest or other income earned, if applicable, by the Escrow, net of any transaction costs associated with investment thereof shall be paid to the Sellers from time to time at the sole discretion of the Sellers.

                        (f) The Escrow Agent shall provide Buyer, Newco and the Sellers with quarterly reports of assets, if applicable, held and income earned by the Escrow.

                        (g) The Escrow Agent shall exercise any voting or consent rights associated with the Buyer's Stock in such manner as may be directed in writing by the Sellers.

                  4.    REPLACEMENT OF ESCROW AGENT; RESOLUTION OF DISPUTES.

                        (a) In the event of any conflict of interest in respect of the Escrow Agent hereunder (as reasonably determined by Buyer), Buyer shall have the option to replace the Escrow Agent with a neutral third party Escrow Agent (which shall be a bank or trust company having a capital and surplus of not less than $50,000,000) designated jointly by Buyer and Sellers.

                        (b) All disputes between the Sellers and either Buyer or Newco with respect to (a) the Escrow, (b) the allowance or disallowance of a Claim by Buyer or Newco, or (c) the terms of this Agreement or the rights and obligations of the Sellers, Buyer and Newco hereunder, which cannot be resolved promptly by mutual agreement, will be resolved by binding arbitration in accordance with the rules of the American Arbitration Association as provided in
SECTION 8.8 of the Merger Agreement.
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                        (c) If any controversy arises between the parties hereto
or with any third person, the Escrow Agent, shall not be required to resolve the same or to take any action to do so but may, at its discretion, institute such interpleader or other proceedings as it deems proper. The Escrow Agent may rely on any joint written instructions as to the disposition of funds, assets documents, or other assets held in escrow.

                  5.    OPERATIONS.

                  The Sellers, Buyer and Newco hereby agree with the Escrow Agent that:

                        (a) The Escrow Agent shall have no duties or responsibilities except as expressly provided for in this Agreement.

                        (b) The Escrow Agent shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Agreement or any document or security deposited hereunder or any endorsement thereon or assignment thereof.

                        (c) The Escrow Agent shall not be responsible for the sufficiency, genuineness or validity of or title to any document or security deposited or to be deposited with it pursuant to this Agreement or of any endorsement thereon or assignment thereof.

                        (d) The Escrow Agent may rely upon any instrument or writing believed by it to be genuine and sufficient and properly presented, and shall not be liable or responsible for any action taken or omitted in accordance with the provisions thereof.

                        (e) The Escrow Agent shall not be liable or responsible for any act it may do or omit to do in the exercise of reasonable care.

                        (f) In case any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon under any order of any court or the delivery thereof shall be stayed or enjoined by any order of any court, or any other order, judgment or decree shall be made or entered by any court affecting such property or any part thereof or any acts of the Escrow Agent, the Escrow Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments, or decrees so entered or issued, whether with or without jurisdiction, and, if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto, their successors, heirs or personal representatives or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated.

                        (g) The Escrow Agent shall be entitled to reasonable compensation for its services and may employ agents and attorneys for (i) the reasonable protection of the property held hereunder; or (ii) representation in any dispute resolution process or court proceeding as a stockholder.

                        (h) Buyer, Newco and the Sellers jointly and severally agree to indemnify and hold Escrow Agent harmless from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorneys' fees) that may arise out of or in connection with Escrow Agent's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where Escrow Agent has been guilty of gross negligence or willful misconduct.

                  6. FEES AND EXPENSES. All fees and expenses of the Escrow Agent shall be paid the Buyer, except that any expenses of the Escrow Agent in connection with any litigation hereunder shall be paid by the party obligated for the cost of such litigation. The Escrow Agent shall be compensated for its services in accordance with SCHEDULE A attached hereto and, in addition, the Escrow Agent shall be reimbursed for all of its reasonable out-of-pocket expenses, including attorney's fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this SECTION 6 shall be payable upon demand by the Escrow Agent.
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                  7.    MISCELLANEOUS.

                        (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other persons shall have any rights herein. No transferee, successor or assign of any Seller or Newco or Buyer shall have any rights hereunder until each notice thereof has been given and evidence of each transfer, assignment or succession is provided to Escrow Agent. This Agreement, together with the Merger Agreement and related exhibits and schedules, contains the entire understanding of the parties hereto with respect to the transactions contemplated hereby and may be amended, modified, supplemented or altered only by a writing duly executed by the Escrow Agent, the Sellers and Buyer, and any prior agreements or understandings, whether oral or written, are entirely superseded hereby.

                        (b) This Agreement may be executed and endorsed in one or more counterparts and each of such counterparts shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Signatures sent to the other parties by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

                        (c) A successor Escrow Agent may be appointed at any time as provided in SECTION 4 hereof.

                        (d) The Escrow Agent agrees to hold the assets of the Escrow in a segregated and separate account or vault, if applicable, outside the reach of its general creditors.

                        (e) Any notice, statement or other communication which is required may be given, including Claim Notices, hereunder shall be in writing and shall be sufficient in all respects if delivered personally or by certified United States mail, postage prepaid, return receipt requested as follows:

                        THE ESCROW AGENT:

                              First Union National Bank
                              Corporate Trust Administration, VA 3279
                              800 East Main Street, Lower Mezzanine
                              Richmond, Virginia 23219
                              Attention: Gregory N. Jordan
                              Fax No.  (804) 343-6699
                              Tel No.: (804) 343-6058

                        SELLER OR NEWCO:

                              AnswerThink Consulting Group, Inc.
                              1001 Brickell Bay Drive, 30th Floor
                              Miami, Florida 33131
                              Attention: Ted A. Fernandez and John F. Brennan Fax No.: (305) 379-8810
                              Tel No.: (305) 375-8005

                        WITH A COPY TO:

                              Hogan & Hartson L.L.P.
                              Columbia Square
                              555 Thirteenth Street, NW
                              Washington, D.C. 20004-1109
                              Attention: J. Hovey Kemp
                              Fax No.: (202) 637-5910
                              Tel No.: (202) 637-5623

                                       4
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                        THE SELLERS:

                  John Louchheim, COO and Founder
                  triSpan Inc.
                  The Clock Tower
                  1001 Washington Street
                  Conshohocken, PA 19428
                  Fax No.: (610) 995-9005
                  Tel No.: (610) 995-9000

                  George H. Spencer
                  JK&B Capital
                  205 North Michigan Avenue, Suite 808
                  Chicago, IL 60601
                  Tel: (312) 946-1200
                  Fax: (312) 946-1103

                        WITH COPIES TO:

                  James L. Learner
                  Kirkland & Ellis
                  200 E. Randolph Drive
                  Chicago, IL 60601
                  Tel No.: (312) 861-2000
                  Fax No.: (312) 861-2200

                  David R. Richie, II
                  Stevens & Lee
                  111 North Sixth Street
                  Reading, PA 19603
                  Tel No.: (610) 478-2127
                  Fax No.: (610) 376-5610

The address of a party may be changed from time to time by giving notice in the manner prescribed in this paragraph. All such notices or communications will be effective upon mailing, if mailed, and upon receipt, if personally delivered.

                        (f) The validity, enforcement and construction of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                        (g) Each of the parties hereto agrees to cooperate with the other parties hereto in effectuating this Agreement and to execute and deliver such further documents or instruments and to take such further actions as shall be reasonably requested in connection therewith.

                        (h) If any one or more provisions in this Agreement, for any reason, shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not be in anyway impaired.

                        (i) The Escrow Agent may resign as such by delivering written notice to that effect at least thirty (30) days prior to effective date of such resignation to Buyer and the Sellers. Buyer and the Sellers, acting jointly, may terminate the Escrow Agent from its position as such by delivering to the Escrow Agent written notice to that effect executed by Buyer and the Sellers at least thirty (30) days prior to the effective date of such termination. In the event of such resignation or termination of the Escrow Agent, a successor Escrow Agent shall be appointed by mutual agreement between Buyer and the Sellers. From and after the appointment of a successor Escrow

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Agent pursuant to this SECTION 7(J), all references herein to the Escrow Agent shall be deemed to be to such successor Escrow Agent.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Escrow Agreement as of the day and year first above written.

                                    BUYER:

                                    ANSWERTHINK CONSULTING GROUP, INC.

                                    By: /s/ TED A. FERNANDEZ
                                    ------------------------------------------
                                        Name: Ted A. Fernandez
                                        Title: President and CEO

                                    AGENT:

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ GREGORY N. JORDAN
                                    ------------------------------------------
                                    Name: Gregory N. Jordan
                                    Title: Corporate Trust Officer

                                    SELLERS:

                                    /s/ JOHN LOUCHHEIM
                                    ------------------------------------------
                                    John Louchheim

                                    /s/ DENNIS M. MCGRATH
                                    ------------------------------------------
                                    Dennis M. McGrath

                                    JK&B CAPITAL L.P.

                                    By: JK&B MANAGEMENT, L.L.C.
                                        General Partner

                                    By: /s/ DAVID KRONFELD
                                       -----------------------------------------
                                    Name: David Kronfeld
                                    Its:  Manager

                                       7
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                                    JK&B CAPITAL II, L.P.

                                    By:   JK&B MANAGEMENT, L.L.C.
                                          General Partner

                                    By:   /s/ DAVID KRONFELD
                                       -----------------------------------------
                                    Name: David Kronfeld
                                    Its:  Manager

                                    APEX INVESTMENT FUND III, LP
                                    By: APEX MANAGEMENT III, LLC,
                                        ITS MANAGER

                                    By: FIRST ANALYSIS MANAGEMENT CO. III, LLC
                                        MANAGING MEMBER

                                    By: /s/ BRET R. MAXWELL
                                        ----------------------------------------
                                    Name: Bret R. Maxwell
                                    Its:  Member

                                    APEX STRATEGIC PARTNERS, LLC
                                    By: APEX MANAGEMENT III, LLC,
                                        ITS MANAGER

                                    By: FIRST ANALYSIS MANAGEMENT CO. III, LLC
                                        MANAGING MEMBER

                                    By: /s/ BRET R. MAXWELL
                                       -----------------------------------------
                                    Name: Bret R. Maxwell
                                    Its:  Member

                                    WINSTON PARTNERS, L.P.

                                    By:   Chatterjee Fund Management, L.P.

                                    By: /s/ PETER A. HURWITZ
                                       -----------------------------------------
                                    Name: Peter A. Hurwitz
                                    Its:  Attorney in Fact

                                    WINSTON PARTNERS II LLC

                                    By:   Chatterjee Advisors L.L.C.

                                    By: /s/ PETER A. HURWITZ
                                       -----------------------------------------
                                    Name: Peter A. Hurwitz
                                    Its:  Manager

                                       8
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                                    BOSTON CAPITAL VENTURES III

                                    By: /s/ DAVID KRONFELD
                                       -----------------------------------------
                                    Name: David Kronfeld
                                    Its:  General Partner

                                    VELOCITY CAPITAL, LLC

                                    By: /s/ DAVID A. VOGEL
                                        ----------------------------------------
                                    Name: David A. Vogel
                                    Its:  Member/Manager

                                       9
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                                   SCHEDULE A

                               ESCROW COMPENSATION

The ESCROW AGENT shall receive the following fees from ACQUIRER and TRANSFERORS:

1.    WAIVED - Set-up Fee:

Includes the preparation and review of documents and establishment of the escrow account.

2.    $1,500 Annual Advance Administration Fee:

3.    $25.00 Investment Transactions:

For purchases, sales and maturities of securities

** THIS FEE DOES NOT APPLY TO FUNDS INVESTED IN ONE OF ESCROW AGENT'S PROPRIETARY MONEY MARKET VEHICLES.

4.    Disbursement Charges:

$25.00 per Wire Transfer
$15.00 per Check

5.    Recovery of out-of-pocket expenses will be billed at cost.

6.    Tax Reporting
      $10.00 per Form 1099-INT
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